UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Analog Devices, Inc. (the “Company”) on March 10, 2017 (the “Original Filing”), the Company completed the acquisition of Linear Technology Corporation (“Linear Technology”) on March 10, 2017. This Amendment No. 1 is being filed to amend the Original Filing to provide the historical financial statements of Linear Technology and the pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Original Filing as permitted by Item 9.01(a)(4).

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Attached hereto and incorporated by reference herein is the following exhibit:

99.2	Unaudited condensed consolidated balance sheet of Linear Technology as of January 1, 2017, the unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the six-month periods ended January 1, 2017 and January 3, 2016 and the related notes to such unaudited condensed consolidated financial statements.

(b) Pro forma financial information

Attached hereto and incorporated by reference herein are the following exhibits:

99.3	Unaudited pro forma condensed combined statements of income for the fiscal year ended October 29, 2016 and for the three months ended January 28, 2017, which give effect to the acquisition of Linear Technology as if it had occurred on November 1, 2015, and the related notes to such unaudited pro forma condensed combined financial statements and the unaudited pro forma condensed combined balance sheet as of January 28, 2017, which give effect to the acquisition of Linear Technology as if it had occurred on January 28, 2017, and the related notes to such unaudited pro forma condensed combined balance sheets.

(d) Exhibits

The following exhibits are filed with this Current Report:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 26, 2016, among Analog Devices, Inc., Linear Technology Corporation and Tahoe Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2016).

10.1*	Bridge Credit Agreement, dated as of March 10, 2017, among Analog Devices, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and each lender from time to time party thereto.

10.2*	Amendment and Restatement Agreement, dated as of September 23, 2016, among Analog Devices, Inc., as Borrower, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2016).

99.1*	Press Release, dated March 10, 2017.

99.2**	Unaudited condensed consolidated balance sheet of Linear Technology as of January 1, 2017, the unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the six-month periods ended January 1, 2017 and January 3, 2016 and the related notes to such unaudited condensed consolidated financial statements.

99.3**	Unaudited pro forma condensed combined statements of income for the fiscal year ended October 29, 2016 and for the three months ended January 28, 2017, which give effect to the acquisition of Linear Technology as if it had occurred on November 1, 2015, and the related notes to such unaudited pro forma condensed combined financial statements and the unaudited pro forma condensed combined balance sheet as of January 28, 2017, which give effect to the acquisition of Linear Technology as if it had occurred on January 28, 2017, and the related notes to such unaudited pro forma condensed combined balance sheet.

*	Previously filed as an exhibit to the Original Filing.
**	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017	ANALOG DEVICES, INC.

	By:	/s/ Eileen Wynne
Eileen Wynne
Vice President, Chief Accounting Officer and Interim Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 26, 2016, among Analog Devices, Inc., Linear Technology Corporation and Tahoe Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2016).

10.1*	Bridge Credit Agreement, dated as of March 10, 2017, among Analog Devices, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and each lender from time to time party thereto.

10.2*	Amendment and Restatement Agreement, dated as of September 23, 2016, among Analog Devices, Inc., as Borrower, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2016).

99.1*	Press Release, dated March 10, 2017.

99.2**	Unaudited condensed consolidated balance sheet of Linear Technology as of January 1, 2017, the unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the six-month periods ended January 1, 2017 and January 3, 2016 and the related notes to such unaudited condensed consolidated financial statements.

99.3**	Unaudited pro forma condensed combined statements of income for the fiscal year ended October 29, 2016 and for the three months ended January 28, 2017, which give effect to the acquisition of Linear Technology as if it had occurred on November 1, 2015, and the related notes to such unaudited pro forma condensed combined financial statements and the unaudited pro forma condensed combined balance sheet as of January 28, 2017, which give effect to the acquisition of Linear Technology as if it had occurred on January 28, 2017, and the related notes to such unaudited pro forma condensed combined balance sheet.

*	Previously filed as an exhibit to the Original Filing.
**	Filed herewith.